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                                                                      EXHIBIT 21

                                 SUBSIDIARY LIST

                                                        STATE                                                        OWNERSHIP
NAME OF SUBSIDIARY                                  OF ORGANIZATION       OWNED BY                                  PERCENTAGE
---------------------------------------------       ---------------       ----------------------------------        ----------
AmSurg KEC, Inc.                                          TN              AmSurg Corp.                                  100%
The Endoscopy Center of Knoxville, L.P.                   TN              AmSurg KEC, Inc.                               51%
AmSurg EC Topeka, Inc.                                    TN              AmSurg Corp.                                  100%
The Endoscopy Center of Topeka, L.P.                      TN              AmSurg EC                                      51%
AmSurg EC St. Thomas, Inc.                                TN              AmSurg Corp.                                  100%
The Endoscopy Center of St. Thomas, L.P.                  TN              AmSurg EC St. Thomas, Inc.                     60%
AmSurg EC Centennial, Inc.                                TN              AmSurg Corp.                                  100%
The Endoscopy Center of Centennial, L.P.                  TN              AmSurg EC Centennial, Inc.                     51%
AmSurg EC Beaumont, Inc.                                  TN              AmSurg Corp.                                  100%
The Endoscopy Center of Southeast Texas, L.P.             TN              AmSurg EC Beaumont, Inc.                       51%
AmSurg EC Santa Fe, Inc.                                  TN              AmSurg Corp.                                  100%
The Endoscopy Center of Santa Fe, L.P.                    TN              AmSurg EC Santa Fe, Inc.                       60%
AmSurg EC Washington, Inc.                                TN              AmSurg Corp.                                  100%
The Endoscopy Center of Washington D.C., L.P.             TN              AmSurg EC Washington, Inc.                     51%
AmSurg Torrance, Inc.                                     TN              AmSurg Corp.                                  100%
The Endoscopy Center of the South Bay, L.P.               TN              AmSurg Torrence, Inc.                          51%
AmSurg Encino, Inc.                                       TN              AmSurg Corp.                                  100%
The Valley Endoscopy Center, L.P.                         TN              AmSurg Encino, Inc.                            51%
AmSurg Sebastopol, Inc.                                   TN              AmSurg Corp.                                  100%
The Sebastopol ASC, L.P.                                  TN              AmSurg Sebastopol, Inc.                        51%
AmSurg Abilene, Inc.                                      TN              AmSurg Corp.                                  100%
The Abilene ASC, L.P.                                     TN              AmSurg Abilene, Inc.                           60%
AmSurg Lorain, Inc.                                       TN              AmSurg Corp.                                  100%
The Lorain ASC, L.P.                                      TN              AmSurg Lorain, Inc.                            51%
AmSurg Maryville, Inc.                                    TN              AmSurg Corp.                                  100%
The Maryville ASC                                         TN              AmSurg Maryville, Inc.                         55%
AmSurg Miami, Inc.                                        TN              AmSurg Corp.                                  100%
The Miami ASC, L.P.                                       TN              AmSurg Miami, Inc.                             51%
AmSurg Melbourne, Inc.                                    TN              AmSurg Corp.                                  100%
The Melbourne ASC, L.P.                                   TN              AmSurg Melbourne, Inc.                      51.00%
AmSurg Hillmont, Inc.                                     TN              AmSurg Corp.                                  100%
The Hillmont ASC, L.P.                                    TN              AmSurg Hillmont, Inc.                          51%
AmSurg Northwest Florida, Inc.                            TN              AmSurg Corp.                                  100%
The Northwest Florida ASC, L.P.                           TN              AmSurg Northwest Florida, Inc.                 51%
AmSurg Palmetto, Inc.                                     TN              AmSurg Corp.                                  100%
The Palmetto ASC, L.P.                                    TN              AmSurg Palmetto, Inc.                          51%
AmSurg Ocala, Inc.                                        TN              AmSurg Corp.                                  100%
The Ocala Endoscopy ASC, L.P.                             TN              AmSurg Ocala, Inc.                             51%
AmSurg South Florida Network, Inc.                        TN              AmSurg Corp.                                  100%

The GI Network of South Florida, L.P.                     TN              AmSurg South Florida Network, Inc.             51%
AmSurg Crystal River, Inc.                                TN              AmSurg Corp.                                  100%
The Crystal River Endoscopy ASC, L.P.                     TN              AmSurg Crystal River, Inc.                     51%
AmSurg Abilene Eye, Inc.                                  TN              AmSurg Corp.                                  100%
The Abilene Eye ASC, L.P.                                 TN              AmSurg Abilene Eye, Inc.                       51%
AmSurg El Paso, Inc.                                      TN              AmSurg Corp.                                  100%
The El Paso ASC, L.P.                                     TN              AmSurg El Paso, Inc.                           51%
AmSurg Westlake, Inc.                                     TN              AmSurg Corp.                                  100%
The Westlake Ophthalmology ASC, L.P.                      TN              AmSurg Westlake, Inc.                          54%
AmSurg FL EyeCare Network, Inc.                           TN              AmSurg Corp.                                  100%
The Southeast EyeCare Network, L.P.                       TN              AmSurg FL EyeCare Network, Inc.                51%
AmSurg Naples, Inc.                                       TN              AmSurg Corp.                                  100%
The Naples Endoscopy ASC, L.P.                            TN              AmSurg Naples, Inc                             60%
The AmSurg Naples Ancillary Company, LLC                  TN              AmSurg Holdings, Inc.                          50%
The Naples Endoscopy Anesthesia, LLC                      TN              The AmSurg Naples Ancillary
                                                                           Company, LLC                                  50%
AmSurg La Jolla, Inc.                                     TN              AmSurg Corp.                                  100%
The La Jolla Endoscopy Center, L.P.                       TN              AmSurg La Jolla, Inc.                          51%
AmSurg Burbank, Inc.                                      TN              AmSurg Corp.                                  100%
The Burbank Ophthalmology ASC, L.P.                       TN              AmSurg Burbank, Inc.                           51%
AmSurg Inglewood, Inc.                                    TN              AmSurg Corp.                                  100%
The Los Angeles/Inglewood Endoscopy                       TN              AmSurg Inglewood, Inc.                         51%
AmSurg Glendale, Inc.                                     TN              AmSurg Corp.                                  100%
The Glendale Ophthalmology ASC, L.P.                      TN              AmSurg Glendale, Inc.                          51%
AmSurg Harlingen, Inc.                                    TN              AmSurg Corp.                                  100%
The Harlingen Endoscopy Center, L.P.                      TN              AmSurg Harlingen, Inc.                         51%
AmSurg Suncoast, Inc.                                     TN              AmSurg Corp.                                  100%
The Suncoast Endoscopy ASC, L.P.                          TN              AmSurg Suncoast, Inc.                          51%
AmSurg Weslaco, Inc.                                      TN              AmSurg Corp.                                  100%
The Weslaco Ophthalmology ASC, L.P.                       TN              AmSurg Weslaco, Inc.                           51%
AmSurg San Antonio TX, Inc.                               TN              AmSurg Corp.                                  100%
The San Antonio TX Endoscopy ASC, L.P.                    TN              AmSurg San Antonio TX, Inc.                    51%
AmSurg Temecula CA, Inc.                                  TN              AmSurg Corp.                                  100%
The Temecula CA Endoscopy ASC, L.P.                       TN              AmSurg Temecula CA, Inc.                       51%
AmSurg Escondido CA, Inc.                                 TN              AmSurg Corp.                                  100%
The Escondido CA Endoscopy ASC, LP                        TN              AmSurg Escondido CA, Inc.                      51%
AmSurg San Luis Obispo CA, Inc.                           TN              AmSurg Corp.                                  100%
The San Luis Obispo CA Endoscopy ASC, L.P.                TN              AmSurg San Luis Obispo CA, Inc.                51%
AmSurg Holdings, Inc.                                     TN              AmSurg Corp.                                  100%
The Knoxville Ophthalmology ASC, LLC                      TN              AmSurg Holdings, Inc.                          51%
Montgomery Eye Surgery Center, LLC                        TN              AmSurg Holdings, Inc.                          51%
EyeCare Consultants Surgery Center, LLC                   TN              AmSurg Holdings, Inc.                          51%
The Sidney ASC, LLC                                       TN              AmSurg Holdings, Inc.                          51%
The Cleveland ASC, LLC                                    TN              AmSurg Holdings, Inc.                          51%
The Milwaukee ASC, LLC                                    TN              AmSurg Holdings, Inc.                          51%

The Columbia ASC, LLC                                     TN              AmSurg Holdings, Inc.                          51%
The Wichita Orthopaedic ASC, LLC                          TN              AmSurg Holdings, Inc.                          51%
The Minneapolis Endoscopy ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Willoughby ASC, LLC                                   TN              AmSurg Holdings, Inc.                          51%
The Westglen Endoscopy Center, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Chevy Chase ASC, LLC                                  TN              AmSurg Holdings, Inc.                          51%
The Oklahoma City ASC, LLC                                TN              AmSurg Holdings, Inc.                          51%
The Mountain West Gastroenterology ASC, LLC               TN              AmSurg Holdings, Inc.                          51%
The Cincinnati ASC, LLC                                   TN              AmSurg Holdings, Inc.                          51%
The Fayetteville ASC, LLC                                 TN              AmSurg Holdings, Inc.                          51%
The Independence ASC, LLC                                 TN              AmSurg Holdings, Inc.                        54.5%
AmSurg Northern Kentucky GI, LLC                          TN              AmSurg Holdings, Inc.                          51%
AmSurg Louisville GI, LLC                                 TN              AmSurg Holdings, Inc.                          51%
AmSurg Kentucky Ophthalmology, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Phoenix Ophthalmology ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Toledo Endoscopy ASC, LLC                             TN              AmSurg Holdings, Inc.                          51%
The Englewood ASC, LLC                                    TN              AmSurg Holdings, Inc.                          51%
The Sun City Ophthalmology ASC, LLC                       TN              AmSurg Holdings, Inc.                       52.80%
The Cape Coral/Ft. Myers Endoscopy ASC, LLC               TN              AmSurg Holdings, Inc.                          51%
The Cape Coral/Ft. Myers Anesthesia, LLC                  TN              The Cape Coral/Ft. Myers Endoscopy
                                                                           ASC, LLC                                      48%
The Baltimore Endoscopy ASC, LLC                          TN              AmSurg Holdings, Inc.                          60%
The Boca Raton Ophthalmology ASC, LLC                     TN              AmSurg Holdings, Inc.                          51%
The Minneapolis Ophthalmology ASC, LLC                    TN              AmSurg Holdings, Inc.                          51%
The Florham Park Endoscopy ASC, LLC                       TN              AmSurg Holdings, Inc.                          51%
The West Texas GI Network, LLC                            TN              AmSurg Holdings, Inc.                          51%
Northside Gastroenterology Endoscopy Center, LLC          IN              AmSurg Holdings, Inc.                          51%
The Chattanooga Endoscopy ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Mount Dora Ophthalmology ASC, LLC                     TN              AmSurg Holdings, Inc.                          54%
The Oakhurst Endoscopy ASC, LLC                           TN              AmSurg Holdings, Inc.                          51%
The Seneca PA ASC, LLC                                    TN              AmSurg Holdings, Inc.                          51%
The Tamarac Endoscopy ASC, LLC                            TN              AmSurg Holdings, Inc.                          51%
The Waldorf Endoscopy ASC, LLC                            TN              AmSurg Holdings, Inc.                          51%
The Sarasota Endoscopy ASC, LLC                           TN              AmSurg Holdings, Inc.                          51%
The Las Vegas Ophthalmology ASC, LLC                      TN              AmSurg Holdings, Inc.                          52%
The Sarasota Ophthalmology ASC, LLC                       TN              AmSurg Holdings, Inc.                          51%
The Middletown Endoscopy ASC, LLC                         TN              AmSurg Holdings, Inc.                          51%
The Dover Ophthalmology ASC, LLC                          TN              AmSurg Holdings, Inc.                          60%
The Surgery Center of Middle Tennessee, LLC               TN              AmSurg Holdings, Inc.                          51%
The Surgery Center of Coral Gables, LLC                   TN              AmSurg Holdings, Inc.                          51%
The Greensboro Ophthalmology ASC, LLC                     TN              AmSurg Holdings, Inc.                          51%
The Kingston Ophthalmology ASC, LLC                       TN              AmSurg Holdings, Inc.                          51%
The Las Vegas East Ophthalmology ASC, LLC                 NV              AmSurg Holdings, Inc.                          51%
The Blue Ridge/Clemson Orthopaedic ASC, LLC               TN              AmSurg Holdings, Inc.                          51%
The Hutchinson Ophthalmology ASC, LLC                     TN              AmSurg Holdings, Inc.                          51%

The Sunrise Ophthalmology ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Metairie Ophthalmology ASC, LLC                       TN              AmSurg Holdings, Inc.                       64.87%
The Southern Alabama Surgery Center, LLC                  AL              AmSurg Holdings, Inc.                          51%
The Ft. Myers Digestive Health and Pain ASC, LLC          TN              AmSurg Holdings, Inc.                          51%
The Ft. Myers Digestive Health Anesthesia, LLC            TN              The Ft. Myers Digestive Health
                                                                           and Pain ASC, LLC                             48%
The Bel Air Endoscopy ASC, LLC                            TN              AmSurg Holdings, Inc.                          51%
Bloomfield Eye Surgery Center, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Zephyrhills Ophthalmology ASC, LLC                    TN              AmSurg Holdings, Inc.                          51%
Mercer County Surgery Center, LLC                         TN              AmSurg Holdings, Inc.                          51%
Atlantic Coastal Surgery Center, LLC                      DE              AmSurg Holdings, Inc.                       65.38%
The Akron Endoscopy ASC, LLC                              TN              AmSurg Holdings, Inc.                          51%
The Newark Endoscopy ASC, LLC                             TN              AmSurg Holdings, Inc.                          51%
The Southfield Endoscopy ASC, LLC                         TN              AmSurg Holdings, Inc.                          51%
The Alexandria Ophthalmology ASC, LLC                     TN              AmSurg Holdings, Inc.                          51%
The Jackson Ophthalmology ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Columbia ASC Northwest, LLC                           TN              AmSurg Holdings, Inc.                          51%
St. George Endoscopy Center, LLC                          TN              AmSurg Holdings, Inc.                          51%
The Paducah Ophthalmology ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Greenville ASC, LLC                                   TN              AmSurg Holdings, Inc.                          51%
The Columbia TN Endoscopy ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Rogers AR Ophthalmology ASC, LLC                      TN              AmSurg Holdings, Inc.                          51%
The Tulsa OK Ophthalmology ASC, LLC                       TN              AmSurg Holdings, Inc.                          51%
The Ft. Myers FL Ophthalmology ASC, LLC                   TN              AmSurg Holdings, Inc.                          51%
The New Orleans LA Endoscopy ASC, LLC                     TN              AmSurg Holdings, Inc.                          51%
The Peoria AZ Multi ASC, LLC                              TN              AmSurg Holdings, Inc.                          51%
The Columbus OH Endoscopy ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Columbia MD Orthopaedic ASC, LLC                      TN              AmSurg Holdings, Inc.                          51%
The Mesa AZ Endoscopy ASC, LLC                            TN              AmSurg Holdings, Inc.                          51%
The Kingsport TN Ophthalmology ASC, LLC                   TN              AmSurg Holdings, Inc.                          51%
The Lewes DE Endoscopy ASC, LLC                           TN              AmSurg Holdings, Inc.                          51%
The Winter Haven/Sebring FL Ophthalmology ASC, LLC        TN              AmSurg Holdings, Inc.                          51%
The Los Alamos NM Endoscopy ASC, LLC                      TN              AmSurg Holdings, Inc.                          51%
The Voorhees NJ Endoscopy ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Rockledge FL Endoscopy ASC, LLC                       TN              AmSurg Holdings, Inc.                          51%
The Tampa FL Endoscopy ASC, LLC                           TN              AmSurg Holdings, Inc.                          51%
The Pueblo CO Ophthalmology ASC, LLC                      TN              AmSurg Holdings, Inc.                          51%
Western Washington Endoscopy Centers, LLC                 TN              AmSurg Holdings, Inc.                          51%
The Lakeland FL Endoscopy ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Northern NV Endoscopy ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Edina MN Ophthalmology ASC, LLC                       TN              AmSurg Holdings, Inc.                          51%
The West Palm Beach FL Endoscopy ASC, LLC                 TN              AmSurg Holdings, Inc.                          51%
The Gainesville FL Orthopaedic ASC, LLC                   TN              AmSurg Holdings, Inc.                          51%
The Raleigh NC Endoscopy ASC, LLC                         TN              AmSurg Holdings, Inc.                          51%
The Hanover NJ Endoscopy ASC, LLC                         TN              AmSurg Holdings, Inc.                          51%

The Lake Bluff IL Endoscopy ASC, LLC                      TN              AmSurg Holdings, Inc.                          51%
The Sun City AZ Endoscopy ASC, LLC                        TN              AmSurg Holdings, Inc.                          51%
The Overland Park KS Endoscopy ASC, LLC                   TN              AmSurg Holdings, Inc.                          51%
The Casper WY Endoscopy ASC, LLC                          TN              AmSurg Holdings, Inc.                          51%
The Rockville MD Endoscopy ASC, LLC,                      TN              AmSurg Holdings, Inc.                          51%
Blue Water ASC, LLC                                       MI              AmSurg Holdings, Inc.                          51%
Greenspring Station Endoscopy ASC, LLC                    MD              AmSurg Holdings, Inc.                          51%